UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 20, 2010

CAMBRIDGE HOLDINGS, LTD.
(Exact name of Registrant as specified in its charter)

Colorado	0-12962	84-0826695
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

106 S. University Blvd., #14, Denver, Colorado	80209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(303) 722-4008

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Cambridge Holdings, Ltd., (the “Company”) has signed a letter of intent (“LOI”) with Prescient Medical, Inc., (“PMI”) for a reverse merger with privately held PMI.  The LOI is non-binding and contains a number of conditions and requirements, including the negotiation and execution of a definitive agreement as well as certain funding requirements to advance to and complete the merger.  There can be no assurance that a definitive agreement will be agreed to and executed between the parties or that the conditions required to close such a transaction will be achieved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized

Cambridge Holdings, Ltd. (Registrant)

August 20, 2010	By:	/s/ Jeffrey G. McGonegal
	Name:	Jeffrey G. McGonegal
	Title:	Senior Vice President-Finance and Chief Financial Officer